Exhibit 99.2

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
6.001 - 6.500	2	323,599.34	1.34	6.460	637	82.08
6.501 - 7.000	23	4,749,276.29	19.70	6.883	691	76.41
7.001 - 7.500	27	5,251,098.23	21.78	7.361	666	81.63
7.501 - 8.000	37	6,353,035.39	26.35	7.807	657	81.48
8.001 - 8.500	28	3,784,473.07	15.70	8.311	623	76.21
8.501 - 9.000	15	1,590,921.13	6.60	8.801	609	72.54
9.001 - 9.500	13	1,776,305.39	7.37	9.202	622	80.99
9.501 - 10.000	4	276,992.54	1.15	9.791	604	77.54

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	10	448,694.10	1.86	8.952	636	71.20
50,000.01 - 100,000.00	39	2,975,009.02	12.34	8.054	643	75.08
100,000.01 - 150,000.00	39	4,908,406.15	20.36	7.915	641	78.50
150,000.01 - 200,000.00	24	4,174,371.15	17.32	7.820	662	79.23
200,000.01 - 250,000.00	10	2,273,171.02	9.43	7.261	664	82.16
250,000.01 - 300,000.00	14	3,857,824.72	16.00	7.757	656	82.53
300,000.01 - 350,000.00	2	621,273.80	2.58	7.525	689	90.00
350,000.01 - 400,000.00	3	1,162,000.00	4.82	7.862	610	74.60
400,000.01 - 450,000.00	4	1,716,214.87	7.12	7.851	625	73.10
450,000.01 - 500,000.00	3	1,388,736.55	5.76	7.492	714	82.04
550,000.01 - 600,000.00	1	580,000.00	2.41	6.815	710	80.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	64	11,983,355.37	49.71	7.605	671	82.12
ARM 3/27	39	5,819,265.62	24.14	8.082	626	74.94
30 Year Fixed	33	4,146,017.68	17.20	7.911	640	76.61
ARM 3/27 60 Month IO	3	597,400.00	2.48	7.628	665	81.36
ARM 2/28 60 Month IO	2	434,000.00	1.80	7.052	709	85.91
ARM 5/25	1	430,933.13	1.79	7.550	649	75.00
15 Year Fixed	4	309,998.88	1.29	8.053	699	66.00
Fixed 30 yr - Balloon 40/30	1	269,730.70	1.12	8.375	544	76.00
20 Year Fixed	1	65,000.00	0.27	8.275	612	79.27
ARM 5/25 60 Month IO	1	50,000.00	0.21	8.250	706	56.82

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	110	19,314,954.12	80.13	7.737	658	79.79
Fixed Fully Amortizing	38	4,521,016.56	18.75	7.926	643	75.92
Fixed Balloon	1	269,730.70	1.12	8.375	544	76.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	143	23,024,301.38	95.51	7.797	652	78.88
60	6	1,081,400.00	4.49	7.426	685	82.05

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
169 - 180	4	309,998.88	1.29	8.053	699	66.00
229 - 240	1	65,000.00	0.27	8.275	612	79.27
349 - 360	144	23,730,702.50	98.44	7.775	653	79.19

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	72	11,256,040.00	46.69	7.985	648	76.64
1	39	6,354,047.21	26.36	7.455	664	77.20
2	20	3,985,063.80	16.53	7.769	659	83.96
3	5	887,885.04	3.68	7.556	656	88.72
4	9	1,108,701.06	4.60	7.580	656	84.03
5	2	212,255.78	0.88	7.506	658	94.81
6	1	119,776.88	0.50	9.825	516	80.00
7	1	181,931.61	0.75	7.990	610	85.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	148	24,078,257.28	99.89	7.778	654	79.00
2	1	27,444.10	0.11	9.400	727	100.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	1	150,000.00	0.62	7.500	604	22.73
25.01 - 30.00	1	51,000.00	0.21	9.250	601	29.65
30.01 - 35.00	1	50,000.00	0.21	8.590	580	32.26
35.01 - 40.00	1	100,000.00	0.41	8.940	609	38.31
45.01 - 50.00	3	571,159.93	2.37	7.127	602	47.81
50.01 - 55.00	2	169,913.77	0.70	7.518	717	51.52
55.01 - 60.00	6	929,696.72	3.86	8.258	602	58.31
60.01 - 65.00	8	1,163,250.00	4.83	8.076	604	64.22
65.01 - 70.00	5	526,240.00	2.18	8.296	550	69.24
70.01 - 75.00	22	3,618,129.84	15.01	7.766	659	73.90
75.01 - 80.00	44	6,855,805.40	28.44	7.593	659	79.51
80.01 - 85.00	13	2,821,006.94	11.70	8.107	649	84.37
85.01 - 90.00	38	6,573,445.27	27.27	7.713	675	89.93
90.01 - 95.00	1	184,811.68	0.77	7.225	648	94.04
95.01 - 100.00	3	341,241.83	1.42	8.145	715	100.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	2	217,776.88	0.90	9.229	514	75.50
520 - 539	1	78,000.00	0.32	8.870	534	67.83
540 - 559	6	1,058,727.42	4.39	8.707	546	66.67
560 - 579	6	847,771.68	3.52	8.328	568	67.93
580 - 599	9	1,138,643.16	4.72	7.441	587	64.22
600 - 619	16	2,306,935.13	9.57	8.411	606	73.01
620 - 639	15	2,505,275.93	10.39	7.974	631	78.32
640 - 659	35	5,459,090.20	22.65	7.606	650	80.54
660 - 679	16	3,316,109.89	13.76	7.715	668	84.64
680 - 699	20	2,569,664.79	10.66	7.702	689	84.92
700 - 719	8	1,973,498.43	8.19	7.354	708	83.35
720 - 739	11	1,804,044.10	7.48	7.522	731	86.09
760 - 779	2	183,663.77	0.76	6.990	770	61.42
780 - 799	2	646,500.00	2.68	6.869	787	73.67

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Min: 511
Max: 792
Weighted Average: 654

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	91	15,544,391.87	64.48	7.815	643	75.46
Purchase	58	8,561,309.51	35.52	7.716	673	85.49

Total:	149	24,105,701.38	100.00	7.780	654	79.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	106	16,748,510.74	69.48	7.735	653	79.54
Condo	17	2,472,328.79	10.26	7.709	654	77.03
Duplex	13	2,284,636.76	9.48	7.895	648	76.72
3-4 Unit	7	1,610,525.09	6.68	8.312	653	80.28
Townhouse	6	989,700.00	4.11	7.583	685	78.50

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	66	12,631,441.37	52.40	7.770	651	76.28
Full	83	11,474,260.01	47.60	7.791	657	82.04

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Non-Owner Occupied	149	24,105,701.38	100.00	7.780	654	79.02

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	109	18,457,847.11	76.57	7.622	676	82.00
B	32	4,474,246.69	18.56	8.164	592	69.14
C	8	1,173,607.58	4.87	8.802	539	69.95

Total:	149	24,105,701.38	100.00	7.780	654	79.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Florida	36	5,724,056.22	23.75	7.789	634	75.20
California	21	5,660,601.01	23.48	7.462	684	81.09
New York	5	1,551,560.21	6.44	7.914	638	77.76
Pennsylvania	10	1,387,677.52	5.76	7.466	647	82.54
Illinois	8	1,164,750.00	4.83	7.990	633	70.84
Maryland	9	1,153,150.00	4.78	8.007	648	73.46
Nevada	7	926,412.53	3.84	7.377	680	84.10
Rhode Island	4	920,250.00	3.82	8.129	648	75.34
Georgia	6	807,271.12	3.35	8.002	656	84.48
Michigan	7	614,600.00	2.55	8.457	654	84.41
Virginia	3	612,000.00	2.54	7.633	644	74.97
Arizona	3	605,303.47	2.51	7.401	658	87.91
Texas	7	488,405.92	2.03	7.936	643	81.66
Massachusetts	1	442,000.00	1.83	9.040	606	82.62
North Carolina	5	381,018.19	1.58	7.988	632	79.77
Tennessee	3	345,125.09	1.43	7.744	736	84.05
Utah	2	327,900.74	1.36	7.500	670	90.00
Oregon	2	282,208.85	1.17	7.449	647	89.19
Indiana	3	194,647.34	0.81	9.430	620	78.86
New Jersey	1	143,029.61	0.59	9.500	699	90.00
Connecticut	1	123,500.00	0.51	7.950	579	65.00
Nebraska	2	104,000.00	0.43	8.346	646	80.00
Minnesota	1	77,539.46	0.32	7.250	656	80.00
Iowa	1	41,250.00	0.17	9.625	684	63.46
Colorado	1	27,444.10	0.11	9.400	727	100.00

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	36	4,775,102.21	19.81	8.081	647	78.07
12	15	3,481,268.12	14.44	7.943	652	80.79
24	49	9,061,914.95	37.59	7.496	667	79.52
36	49	6,787,416.10	28.16	7.864	641	78.13

Total:	149	24,105,701.38	100.00	7.780	654	79.02

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	6	1,156,212.87	5.99	7.484	645	79.47
6.001 - 6.500	16	3,704,268.24	19.18	7.135	695	79.06
6.501 - 7.000	29	5,338,877.57	27.64	7.452	662	79.17
7.001 - 7.500	19	3,590,571.82	18.59	7.637	664	85.04
7.501 - 8.000	17	2,481,441.25	12.85	8.059	630	75.80
8.001 - 8.500	14	1,807,075.60	9.36	8.813	632	81.18
8.501 - 9.000	7	1,056,306.77	5.47	9.012	624	76.33
9.001 - 9.500	1	138,600.00	0.72	9.390	542	70.00
9.501 - 10.000	1	41,600.00	0.22	9.840	648	80.00

Total:	110	19,314,954.12	100.00	7.737	658	79.79

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
12.501 - 13.000	2	500,836.65	2.59	6.970	687	84.89
13.001 - 13.500	2	323,599.34	1.68	6.460	637	82.08
13.501 - 14.000	20	4,734,065.19	24.51	7.164	688	77.54
14.001 - 14.500	24	4,945,239.77	25.60	7.408	665	83.39
14.501 - 15.000	24	4,123,413.92	21.35	7.808	653	79.89
15.001 - 15.500	17	1,923,969.61	9.96	8.383	647	77.40
15.501 - 16.000	11	1,166,321.08	6.04	8.784	606	72.93
16.001 - 16.500	8	1,436,131.68	7.44	9.166	610	81.00
16.501 - 17.000	2	161,376.88	0.84	9.829	550	80.00

Total:	110	19,314,954.12	100.00	7.737	658	79.79

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
6.001 - 6.500	2	323,599.34	1.68	6.460	637	82.08
6.501 - 7.000	16	3,700,224.15	19.16	6.876	694	74.58
7.001 - 7.500	23	4,653,297.49	24.09	7.352	667	82.98
7.501 - 8.000	30	5,658,091.61	29.29	7.805	658	81.84
8.001 - 8.500	17	2,072,882.28	10.73	8.294	642	78.30
8.501 - 9.000	11	1,166,321.08	6.04	8.784	606	72.93
9.001 - 9.500	9	1,579,161.29	8.18	9.196	618	81.82
9.501 - 10.000	2	161,376.88	0.84	9.829	550	80.00

Total:	110	19,314,954.12	100.00	7.737	658	79.79

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.500	1	119,776.88	0.62	9.825	516	80.00
3.000	108	18,764,244.11	97.15	7.728	659	79.90
5.000	1	430,933.13	2.23	7.550	649	75.00

Total:	110	19,314,954.12	100.00	7.737	658	79.79

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	11	2,901,419.36	15.02	7.751	669	85.34
1.500	99	16,413,534.76	84.98	7.735	656	78.81

Total:	110	19,314,954.12	100.00	7.737	658	79.79

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Investment Properties

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	11	1,656,683.32	8.58	7.743	644	87.67
22 - 26	55	10,760,672.05	55.71	7.562	676	81.42
27 - 31	1	181,931.61	0.94	7.990	610	85.00
32 - 36	41	6,234,734.01	32.28	8.041	631	75.26
57 - 61	2	480,933.13	2.49	7.623	655	73.11

Total:	110	19,314,954.12	100.00	7.737	658	79.79

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey